Offerings - Offering: 1	Apr. 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 88,371,560.10
Fee Rate	0.01381%
Amount of Registration Fee	$ 12,204.11
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 6,377,673.221 Shares outstanding (approximately 5.00% of the net assets of the Fund as of March 31, 2026).